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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Registration Statement on Form S-1 (File
No.      ) of our report dated November 26, 1997 except as to Note 12, for which the date is December 17, 1997, on our audits of the consolidated financial statements and financial statement schedule of Red Man Pipe and Supply Co. and Subsidiaries. We also consent to the reference to our firm under the caption "EXPERTS."

                                          Coopers & Lybrand L.L.P.

Tulsa, Oklahoma
December 17, 1997